WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited)	July 31, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 96.6%
Education - 14.8%
Oregon State Facilities Authority Revenue, Senior
College in Student Housing Project A, SCA, XLCA	5.250%	7/1/25	$1,210,000	$1,211,561
Oregon State Health & Science University, Revenue, Series B, Refunding	5.000%	7/1/35	850,000	1,010,599
Oregon State University General Revenue, Series A	5.000%	4/1/45	2,000,000	2,291,420
University of Oregon General Revenue:
Series A	5.000%	4/1/46	4,000,000	4,670,800	(a)
Series A	5.000%	4/1/48	1,000,000	1,202,880

Total Education				10,387,260

Health Care - 10.5%
Clackamas County, OR, Hospital Facility Authority Revenue, Senior Living, Willamette View Project, Refunding	5.000%	11/15/47	250,000	282,150
Multnomah County, OR, Hospital Facilities Authority Revenue, Adventist Health, Series A	5.125%	9/1/40	2,500,000	2,507,125
Oregon State Facilities Authority Revenue:
Legacy Health Project, Series A, Refunding	5.000%	6/1/46	750,000	868,740
Providence Health & Services	5.000%	10/1/45	900,000	1,017,162
Salem, OR, Hospital Facility Authority Revenue, Capital Manor Project	5.000%	5/15/43	630,000	721,741
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives, Series A	5.000%	5/1/22	470,000	470,870
Catholic Health Initiatives, Unrefunded	5.000%	5/1/32	1,010,000	1,028,533
Yamhill County, OR, Hospital Authority Revenue, Friendsview Retirement Community, Series A, Refunding	5.000%	11/15/46	400,000	441,092

Total Health Care				7,337,413

Industrial Revenue - 2.2%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Project Series A	2.400%	5/2/22	1,500,000	1,531,680	(b)(c)(d)

Leasing - 5.0%
Metro, OR, Dedicated Tax Revenue, Oregon Convention Center Hotel Project	5.000%	6/15/47	3,000,000	3,531,990

Local General Obligation - 35.7%
Clackamas County, OR, School District No 12, North Clackamas, GO, Series 2018, School Bond Guaranty	5.000%	6/15/42	1,750,000	2,135,122

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Local General Obligation - (continued)
Clackamas County, OR, School District No 62,
Oregon City, GO, Series B, School Bond Guaranty, Refunding	5.000%	6/15/43	$1,000,000	$1,216,240
Jackson County, OR, School District No 6, Central Point:
GO, Series A	5.000%	6/15/33	775,000	985,676
GO, Series B	0.000%	6/15/40	705,000	363,858
GO, Series B	0.000%	6/15/41	710,000	351,216
GO, Series B	0.000%	6/15/42	610,000	289,689
GO, Series B	0.000%	6/15/43	820,000	373,444
Lane & Douglas Counties, OR, School District No 28J, Fern Ridge, GO, Convertible Deferred Interest, Series A, School Bond Guaranty	5.000%	6/15/33	2,115,000	2,541,765
Lane County, OR, School District No 19, Spring-field, GO, CAB, Series B, School Bond Guaranty	0.000%	6/15/35	2,435,000	1,543,814
Marion County, OR, School District No 103, Wood-burn, GO:
School Bond Guaranty	5.000%	6/15/34	1,000,000	1,175,540
School Bond Guaranty	5.000%	6/15/35	1,000,000	1,172,460
Marion County, OR, School District No 15, North Marion, GO:
Series B, School Bond Guaranty	5.000%	6/15/34	425,000	531,212
Series B, School Bond Guaranty	5.000%	6/15/36	1,000,000	1,241,040
Multnomah County, OR, School District No 7, Reynolds, GO, Deferred Interest, Series B, School Bond Guaranty	0.000%	6/15/31	2,000,000	1,358,740
Polk Marion & Benton Counties School District No 13J Central, GO, Series B	0.000%	6/15/33	2,000,000	1,404,020
Washington & Clackamas Counties School District No 23J Tigard-Tualatin, GO, Series A	5.000%	6/15/38	2,000,000	2,504,660
Washington Clackamas & Yamhill Counties, OR, School District No 88J, Sherwood, GO, Series B, School Bond Guaranty	5.000%	6/15/33	1,250,000	1,539,438
Washington County, OR, GO, Refunding	5.000%	7/1/33	1,005,000	1,291,676
Washington County, OR, School District No 1, West Union, GO, Hillsboro, School Bond Guaranty	5.000%	6/15/38	2,500,000	3,023,550

Total Local General Obligation				25,043,160

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Other - 3.0%
Oregon State Business Development Commission Revenue, Intel Corp. Project, Series 232	2.400%	8/14/23	$1,000,000	$1,035,840	(c)(d)
Portland, OR, River District Urban Renewal & Redevelopment, Series C, Tax Allocation	5.000%	6/15/29	1,000,000	1,095,810

Total Other				2,131,650

Power - 0.4%
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	110,000	83,600	*(e)
Series A	5.050%	7/1/42	30,000	22,800	*(e)
Series XX	5.250%	7/1/40	250,000	190,625	*(e)

Total Power				297,025

Pre-Refunded/Escrowed to Maturity - 7.2%
Oregon State Facilities Authority Revenue, Peace-health, Series A, Refunding	5.000%	11/1/39	5,000,000	5,046,900	(f)

Special Tax Obligation - 1.9%
Keizer, OR, Special Assessment, Keizer Station Area A	5.200%	6/1/31	955,000	957,951
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	380,000	384,005

Total Special Tax Obligation				1,341,956

State General Obligation - 4.9%
Oregon State, GO, Higher Education, Series C	5.000%	8/1/43	3,000,000	3,419,190

Transportation - 9.2%
Port of Portland, OR, Airport Revenue:
Series 22	5.000%	7/1/44	1,500,000	1,694,055	(b)
Series 24B	5.000%	7/1/42	1,000,000	1,164,540	(b)
Tri-County Metropolitan Transportation District of Oregon, Payroll Tax Revenue, Senior Lien, Series A	5.000%	9/1/48	3,000,000	3,599,310

Total Transportation				6,457,905

Water & Sewer - 1.8%
Clackamas River Water, OR, Water Revenue	5.000%	11/1/43	1,000,000	1,151,080
Puerto Rico Commonwealth, Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	95,000	96,187

Total Water & Sewer				1,247,267

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $64,854,507)				67,773,396

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2019

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 2.6%
MUNICIPAL BONDS - 2.6%
Health Care - 1.6%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System, Series A, LOC - U.S. Bank N.A.	1.350%	6/1/37	$200,000	$200,000	(g)(h)
Oregon State Facilities Authority Revenue, Peacehealth, Series A, LOC - U.S. Bank N.A.	1.480%	8/1/34	900,000	900,000	(g)(h)

Total Health Care				1,100,000

Housing - 0.3%
New York State HFA Revenue, 363 West 30th Street, Series A, LIQ - FNMA, LOC - FHLMC	1.470%	11/1/32	200,000	200,000	(b)(g)(h)

Industrial Revenue - 0.3%
Alameda County, CA, IDA Revenue, JMS Family Partnership, Series A, LOC - Wells Fargo Bank N.A.	1.510%	10/1/25	200,000	200,000	(b)(g)(h)

Other - 0.3%
New York City, NY, GO, Series D, SPA - JPMorgan Chase & Co.	1.480%	8/1/38	200,000	200,000	(g)(h)

Water & Sewer - 0.1%
North Huntingdon Township, PA, Municipal Authority Revenue, Variable Rate Demand, Series 2011, SPA - PNC Bank N.A.	1.700%	4/1/20	105,000	105,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,805,000)				1,805,000

TOTAL INVESTMENTS - 99.2% (Cost - $66,659,507)				69,578,396

Other Assets in Excess of Liabilities - 0.8%				579,465

TOTAL NET ASSETS - 100.0%				$70,157,861

See Notes to Schedule of Investments.

WESTERN ASSET OREGON MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2019

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Maturity date shown represents the mandatory tender date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	The coupon payment on these securities is currently in default as of July 31, 2019.

(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(g)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:

CAB	— Capital Appreciation Bonds
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Agency
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
SCA	— Syncora Capital Assurance Inc. - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
XLCA	— XL Capital Assurance

At July 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	6	9/19	$1,027,911	$1,065,375	$(37,464)

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Oregon Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield

Notes to Schedule of Investments (unaudited) (continued)

analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal Bonds†	—	$67,773,396	—	$67,773,396
Short-Term Investments†	—	1,805,000	—	1,805,000

Total Investments	—	$69,578,396	—	$69,578,396

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$37,464	—	—	$37,464

†	See Schedule of Investments for additional detailed categorizations.